UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22836

Permal Hedge Strategies Fund II

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     September 30, 2013

PERMAL

HEDGE STRATEGIES FUND II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

Fund objective

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Hedge Strategies Fund II for the period since the Fund’s commencement of operations on June 28, 2013 through September 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

The Fund operates in a master/feeder structure. It pursues its investment objective by investing substantially all of its investable assets in a master fund, Permal Hedge Strategies Portfolio (the “Master Fund”). Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, like the Fund and the Master Fund, to register as “commodity pool operators” unless they limit their investments in commodity interests. Effective December 31, 2012, the Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund and the Master Fund is included later in this report on pages 11 and 36.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.permalhsf.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Permal Hedge Strategies Fund II

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 25, 2013

Permal Hedge Strategies Fund II	III

Investment commentary

Economic review

The U.S. economy continued to grow over the period from the Fund’s commencement of operations on June 28, 2013 through September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. Unemployment then declined to 7.4% in July, 7.3% in August and 7.2% in September, the latter being the lowest level since December 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded throughout the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after contracting in May 2013 with a reading of 49.0, the manufacturing sector expanded over the next four months and was 56.2 in September (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). September’s reading was the highest since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “The world economy has entered yet another transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

IV	Permal Hedge Strategies Fund II

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting that ended on June 19, 2013, before the reporting period began, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Q. What actions did international central banks take during the reporting period?

A. As has been the case since May 2013, the European Central Bank (“ECB”)v kept interest rates on hold at a record low 0.50% during the reporting period. In other developed countries, the Bank of England also kept rates at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Short-term Treasury yields modestly declined, whereas long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.36%. It fell as low as 0.30% on August 8, 2013 and peaked at 0.52% on September 5, 2013, before ending the period at 0.33%. The yield on the ten-year Treasury began the period at 2.52%. Ten-year Treasuries reached a low of 2.48% in early July 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.64% at the end of the period. This decline toward the end of the reporting period was triggered by the Fed’s decision to not begin tapering its asset purchases, as well as a flight to quality given expectations for a partial government shutdown on October 1, 2013.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors produced positive, albeit modest gains during the reporting period. The spread sectors were weak in June amid sharply rising interest rates

Permal Hedge Strategies Fund II	V

Investment commentary (cont’d)

given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013, supported by improving investor demand. However, the spread sectors again weakened in August, before strengthening in September after the Fed chose not to taper its asset purchase program. All told, the majority of spread sectors outperformed equal-durationvi Treasuries during the reporting period and the overall bond market, as measured by the Barclays U.S. Aggregate Indexvii, gained 0.57%.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, moved lower in June and then rallied sharply in July as investors were drawn to higher yielding securities. The high-yield bond market then weakened in August, before again moving higher in September. All told, the high-yield bond market gained 2.28% during the reporting period.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite times of heightened volatility, the asset class produced a small gain during the reporting period. After falling sharply in June, the asset class rallied in July and then declined in August. However, the asset class rallied sharply in September, as the Fed did not taper its asset purchase program and investor demand increased. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix rose 0.87% during the reporting period.

Performance review

For the period since the Fund’s commencement of operations on June 28, 2013 through September 30, 2013, Broker Shares of Permal Hedge Strategies Fund II, excluding sales charges, returned 1.30%. The Fund’s benchmark, the HFRX Global Hedge Fund Indexx, and the Barclays U.S. Aggregate Index, returned 1.09% and 0.57%, respectively, for the same period.

The Fund operates in a master/feeder structure. The Fund pursues its investment objective by investing substantially all of its investable assets in a master fund, Permal Hedge Strategies Portfolio, which has the same investment objective and strategies as the Fund.

Performance Snapshot as of September 30, 2013 (unaudited)
(excluding sales charges)	Since Commencement of Operations*
Permal Hedge Strategies Fund II
Broker Shares	1.30%
HFRX Global Hedge Fund Index	1.09%
Barclays U.S. Aggregate Index	0.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the maximum initial sales charge of 3.0% that may apply. If sales charges were reflected,

VI	Permal Hedge Strategies Fund II

the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially. To obtain performance data current to the most recent month-end, please visit our website at www.permalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund commenced operations on June 28, 2013.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 12, 2013, the gross total annual operating expense ratio for the Fund’s Broker Shares was 13.71%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses do not exceed 2.65% for Broker Shares (excluding fees and expenses, estimated to be 5.66% as of the Fund’s current prospectus dated July 12, 2013, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

October 31, 2013

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the investment funds or “underlying funds” in which the Fund invests through its investment in the Master Fund are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a non-diversified closed-end management investment company with a limited history of operations. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying

Permal Hedge Strategies Fund II	VII

Investment commentary (cont’d)

funds which can be substantially higher than fees associated with mutual funds. The Fund invests in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an investment of an underlying fund declines in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund, through its investment in the Master Fund, invests in underlying funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, investor requirements, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Permal Hedge Strategies Fund II

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Permal Hedge Strategies Fund II	IX

Statement of assets and liabilities (unaudited)

September 30, 2013

Assets
Investment in Permal Hedge Strategies Portfolio, at value	$14,545,067
Cash	325,423
Deferred offering expenses	190,603
Receivable for reimbursement from adviser	53,810
Total Assets	15,114,903

Liabilities
Contributions received in advance	275,000
Organizational and offering expenses payable	249,345
Professional fees payable	21,666
Service and/or distribution fees payable	9,657
Trustees’ fees payable	552
Accrued expenses	30,411
Total Liabilities	586,631
Total Net Assets	$14,528,272

Net Assets
Paid-in capital (Note 3)	$14,357,020
Accumulated net investment loss	(91,562)
Accumulated net realized gain on investments	7,808
Accumulated net unrealized appreciation on investments	255,006
Total Net Assets	$14,528,272

Shares Outstanding:
Broker Shares	1,434,743

Net Asset Value:
Broker Shares	$10.13

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2013 Semi-Annual Report	1

Statement of operations (unaudited)

For the Period ended September 30, 2013†

Investment Income
Income from Permal Hedge Strategies Portfolio	$1,491
Allocated expenses from Permal Hedge Strategies Portfolio	(101,654)
Allocated waiver from Permal Hedge Strategies Portfolio	8,601
Total Investment Loss	(91,562)

Fund Expenses
Offering expenses (Note 1)	63,534
Organizational fees (Note 1)	32,750
Service and/or distribution fees (Note 2)	28,110
Professional fees	21,666
Printing expenses	20,001
Administration fees	6,558
Registration fees	5,001
Custodian Fees	1,067
Trustees’ fees	552
Miscellaneous expenses	1,902
Total Operating Expenses	181,141
Less: Fee waivers and /or expense reimbursements (Note 2)	(181,141)
Net Investment Loss	(91,562)
Net Realized Gain from Investments	7,808
Net Change in Unrealized Appreciation from Investments	255,006
Net Increase in Net Assets from Operations	$171,252

†	For the period June 28, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

2	Permal Hedge Strategies Fund II 2013 Semi-Annual Report

Statement of changes in net assets

For the Period Ended September 30, 2013 (unaudited)	2013†

Net Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(91,562)
Net realized gain	7,808
Net change in unrealized appreciation	255,006
Net Increase in Net Assets From Operations	171,252

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	14,357,020
Increase in Net Assets From Fund Share Transactions	14,357,020
Increase in Net Assets	14,528,272

Net Assets
Beginning of period	—
End of period*	$14,528,272
* Includes accumulated net investment loss of:	$(91,562)

†	For the period June 28, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2013 Semi-Annual Report	3

Statement of cash flows (unaudited)

For the Period Ended September 30, 2013†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$171,252
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Permal Hedge Strategies Portfolio	(14,382,415)
Proceeds from the disposition of investments in Permal Hedge Strategies Portfolio	8,601
Net change in unrealized appreciation from investments in Permal Hedge Strategies Portfolio	(255,006)
Net realized loss on investments in Permal Hedge Strategies Portfolio	(7,808)
Net Investment loss allocated from Permal Hedge Strategies Portfolio	91,562
Increase in deferred offering expenses	(190,603)
Increase in receivable for reimbursement from advisor	(53,810)
Increase in offering expenses payable	243,806
Increase in professional fees payable	21,666
Increase in organizational expenses payable	5,539
Increase in trustees’ fees payable	552
Increase in accrued expenses	40,067
Net Cash Used in Operating Activities	(14,306,597)

Cash Provided by Financing Activities
Proceeds from issuance of Shares	14,632,020
Net Cash Used in Financing Activities	14,632,020

Cash
Net increase in cash	325,423
Cash at beginning of period	—
Cash at end of period	$325,423

[1]	For the period June 28, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

4	Permal Hedge Strategies Fund II 2013 Semi-Annual Report

Financial highlights (unaudited)

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Broker Shares	2013[1]

Net asset value per share, beginning of period:	$10.00

Income (loss) from investment operations:[2]
Net investment loss	(0.07)
Net change in unrealized appreciation	0.20
Total income from investment operations	0.13

Net asset value per share, end of period:	$10.13
Total return[3]	1.30%

Net assets, end of period (000s)	$14,528

Ratios to average net assets:
Gross expenses[4,5,6]	6.87%
Net expenses[4,5,6,7,8]	2.65
Net investment loss[4]	(2.61)

Portfolio turnover rate[9]	1%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

[1]	For the period June 28, 2013 (commencement of operations) to September 30, 2013.

[2]	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total return for periods less than one year have not been annualized.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which the Master Fund invests.

[6]	Includes the Fund’s share of Permal Hedge Strategies Portfolio’s allocated expenses.

[7]

As a result of an expense limitation, the Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that that Fund’s total annual Fund operating expenses attributable to the Broker Shares will not exceed 2.65% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waiver and/or expense reimbursements.

[9]	Represents the Portfolio turnover rate of the Permal Hedge Strategies Portfolio.

See Notes to Financial Statements.

Permal Hedge Strategies Fund II 2013 Semi-Annual Report	5

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Fund II (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is a “feeder” fund in a “master-feeder” structure and invests substantially all of its assets in Permal Hedge Strategies Portfolio, a Maryland statutory trust (the “Master Fund”). The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for the Fund to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”). On June 27, 2013, Permal Hedge Strategies Fund I, an affiliated feeder fund that also invests substantially all of its assets in the Master Fund, declared a special distribution in the aggregate amount of approximately 59% of its interest in the Master Fund, a substantial portion of which was subsequently invested in the Fund. The financial statements of the Master Fund, including its schedule of investments and notes to financial statements, are an integral part of these financial statements and should be read in conjunction with these financial statements. The Fund offers one class of shares (the “Shares” or the “Broker Shares”).

The Fund has the same investment objective and strategies as the Master Fund. The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund, through its investment in the Master Fund, will provide its shareholders with access through investments in the Portfolio Funds to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Master Fund at value. The value of such investment in the Master Fund reflects the Fund’s proportionate interest (56.2% at September 30, 2013) in the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, which are attached to this report.

6	Permal Hedge Strategies Fund II 2013 Semi-Annual Report

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Financial Statements, which are included elsewhere in the report.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth in Note 1(a) of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report or as may be determined from time to time pursuant to policies established by the Board of Trustees (the “Board”).

The net asset value of the Fund will equal the value of the Fund’s total assets including its investment in the Master Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per share of each class will equal the net asset value of the class divided by the number of outstanding shares for each class.

(c) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(d) Investment transactions and investment income. Purchases and sales of interest in the Master Fund are recorded on a trade-date basis and related revenues and expenses are recorded on accrual basis. The Fund adopted the tax allocation rules provided for in Section 704(b) of the Internal Revenue Code. Accordingly, its proportionate share of the Master Fund’s income, expenses, realized and unrealized gains and losses are allocated monthly using the aggregate method. In addition, the Fund records its own investment income and operating expenses on an accrual basis.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Permal Hedge Strategies Fund II 2013 Semi-Annual Report	7

Notes to financial statements (unaudited) (cont’d)

(g) Organization and offering costs. Organization costs of $32,750, which have been incurred through September 30, 2013, were expensed by the Fund and will be reimbursed by the manager. Offering expenses of $254,137 have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager ( the “Manager”) and is responsible for the day-to-day operations of the Fund and the Master Fund. Permal Asset Management LLC (“Permal”) is the Fund’s and the Master Fund’s sub-adviser (the “sub-advisor”) and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

The management fee and related terms of the Fund’s investment management agreement with LMPFA are substantially the same as the terms of the Master Fund’s investment management agreement with LMPFA, except that pursuant to the Fund’s investment management agreement, no management fee is payable by the Fund so long as the Fund invests all of its assets in the Master Fund.

LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Broker Shares will not exceed 2.65% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board’s consent.

The Master Fund will bear its own similar fees and expenses, including the management fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Portfolio Fund and recurring investment-related expenses, including, but not limited to, the management fee, brokerage commissions, dealer mark-ups, and other transactions costs on cash management; interest expense on any borrowings; and any subscription or redemption charges imposed by the Portfolio Funds. These expenses are indirectly borne, on a pro rata basis, by the Fund.

During the period ended September 30, 2013, fees waived and/or expenses reimbursed by the Master Fund and the Fund amounted to $189,742.

8	Permal Hedge Strategies Fund II 2013 Semi-Annual Report

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these agreements, at September 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$181,141

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as principal underwriter and distributor of the Fund. The Fund pays LMIS a Shareholder Services Fee of 0.25% of the Fund’s average monthly net assets attributable to Broker Shares and a Distribution Fee of 0.55% of the Fund’s average monthly net assets attributable to Broker Shares, each on an annualized basis. LMIS will generally pay substantially all of these ongoing fees to Dealers, except with respect to shares sold by LMIS.

There is a maximum initial sales charge of 3.00% of the amount invested in Broker Shares, with breakpoints generally based on size of investment. For the period ended September 30, 2013, LMIS and affiliates did not receive any sales charges on sales of the Fund’s Broker Shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Shares of beneficial interest

Shares of beneficial interest in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the 1933 act. The minimum initial investment in the Broker Shares from each shareholder is $25,000; the minimum additional investment is $10,000.

At September 30, 2013, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with

Permal Hedge Strategies Fund II 2013 Semi-Annual Report	9

Notes to financial statements (unaudited) (cont’d)

Permal. LMPFA, in consultation with Permal, expects that generally it will recommend the Board repurchase shares from shareholders quarterly, with such repurchases based on fund valuations as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur as of the immediately preceding business day).

Transactions in shares were as follows:

	Period Ended September 30, 2013†
	Shares	Amount
Broker Shares
Shares sold	1,434,743	$14,357,020
Net increase	1,434,743	$14,357,020

†	For the period June 28, 2013 (commencement of operations) to September 30, 2013.

4. Subsequent events

Management has evaluated the impact of all subsequent events on the Fund through the date financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Subsequent to period end, the Fund received additional capital contributions of $392,750.

5. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board

(“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic

210)—Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210)—Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

10	Permal Hedge Strategies Fund II 2013 Semi-Annual Report

Commodity exchange act regulation exclusion — No action relief

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The manager has filed the required notice to claim this no-action relief.

Permal Hedge Strategies Fund II	11

Board approval of management and subadvisory agreements (unaudited)

At concurrent in-person meetings of the Boards of Trustees (each a “Board,” and together, the “Boards”) of Permal Hedge Strategies Fund II (the “Feeder Fund”) and the Permal Hedge Strategies Portfolio (the “Master Fund,” and with the Feeder Fund, the “Funds”) on May 16 and 17, 2013 (such concurrent meetings together are hereinafter referred to as the “Organizational Meeting”), the Board of the Feeder Fund (the “Feeder Fund Board”) received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Feeder Fund as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Feeder Fund is a “feeder fund” in a master-feeder structure and intends to invest all or substantially all of its assets in the Master Fund, a non-diversified management investment company registered as such under the 1940 Act. The Master Fund employs a “fund-of-hedge funds” investment program pursuant to which the Master Fund primarily invests in underlying private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”). As part of this proposal, the Feeder Fund Board at the Organizational Meeting considered the initial approval for a two-year period of the Feeder Fund’s management agreement (the “Feeder Fund Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Feeder Fund with investment advisory and administrative services. The Feeder Fund Board also approved initially for a two-year period a sub-advisory agreement (the “Feeder Fund Sub-Advisory Agreement”) between the Manager and its affiliate, Permal Asset Management LLC (the “Sub-Adviser”). The Sub-Adviser provides sub-advisory and other services to the Feeder Fund pursuant to the Feeder Fund Sub-Advisory Agreement. The Board of the Master Fund (the “Master Fund Board”) considered a proposal from the Manager to launch the Master Fund and approved initially for a two-year period a management agreement between the Master Fund and the Manager (the “Master Fund Management Agreement,” and together with the Feeder Fund Management Agreement, the “Management Agreements”) and a sub-advisory agreement between the Manager and the Sub-Adviser (the “Master Fund Sub-Advisory Agreement,” and together with the Feeder Fund Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager provides the Master Fund with investment advisory and administrative services pursuant to the Master Fund Management Agreement and the Sub-Adviser provides sub-advisory services to the Master Fund pursuant to the Master Fund Sub-Advisory Agreement. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. The membership of the Boards is the same. Members of the Boards who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”) were assisted in their reviews of the Management and Sub-Advisory Agreements by counsel to the Funds and their own independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive session at the Organizational Meeting separate from representatives of the Manager and the Sub-Adviser. At the Organizational Meeting, the Independent Trustees received information from the Manager and the Sub-Adviser relevant to their reviews of the Management and Sub-Advisory Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organizational Meeting regarding each of the Funds and the services to be provided by the Manager and Sub-Adviser to each of the Funds pursuant to the Funds’ respective Management and Sub-Advisory Agreements.

12	Permal Hedge Strategies Fund II

The discussion below covers both investment advisory and administrative functions rendered by the Manager to each of the Funds, each such function being encompassed by the Feeder Fund Management Agreement, in the case of the Feeder Fund, and by the Master Fund Management Agreement, in the case of the Master Fund, and to the investment sub-advisory functions rendered to each of the Funds by the Sub-Adviser.

Nature, extent and quality of the services to be provided to the funds under the management and sub-advisory agreements

The Boards received and considered information regarding the nature, extent and quality of the services to be provided to the Funds by the Manager under the respective Management Agreements and by the Sub-Adviser under the respective Sub-Advisory Agreements. The Boards also considered the Manager’s supervisory responsibilities under the Management Agreements in respect of the Sub-Adviser. The Boards noted that the each of the Funds is newly organized and had no operating history but took into consideration their knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Boards, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Boards reviewed information received from the Manager and the Chief Compliance Officer (the “CCO”) for each Fund regarding the compliance policies and procedures established by the Manager and the Sub-Adviser pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the CCO.

As newly-organized funds, the Funds had no historical performance information available at the time of the Organizational Meeting for the Boards to consider in their evaluations of the terms and conditions of the Management and Sub-Advisory Agreements. The Boards reviewed the investment objectives and policies of their respective Funds with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior Fund personnel and the Fund portfolio management team that would be primarily responsible for the day-to-day Fund portfolio management. The Boards discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. Although the Sub-Adviser had limited experience in the management of investment portfolios for investment companies registered under the 1940 Act, the Manager and the Sub-Adviser noted that the Sub-Adviser had both substantial expertise in hedge fund investments and experience investing assets under its management in hedge funds. The Manager noted that the Sub-Adviser is one of the largest fund-of-hedge funds investment firms in the world. The Manager noted further that the Sub-Adviser’s activities in respect of the Feeder Fund and the Master Fund would be conducted under the supervision and with the support of the Manager. The Boards also considered, based on their knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the respective Funds.

Permal Hedge Strategies Fund II	13

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Boards also considered the division of responsibilities of the Manager and the Sub-Adviser under each of the Management and Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Funds by the Sub-Adviser and others. Each of the Management Agreements permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision in each of the Management Agreements, the Manager does not provide day-to-day portfolio management services to the Feeder Fund or Master Fund. Rather, management of the Feeder Fund and Master Fund assets is provided by the Sub-Advisor pursuant to the Feeder Fund Sub-Advisory Agreement and the Master Fund Sub-Advisory Agreement, respectively. In addition, the Sub-Adviser under the Master Fund Sub-Advisory Agreement also will be responsible for due diligence with respect to Portfolio Funds, asset allocation and risk monitoring.

The Boards concluded that, overall, they were satisfied with the nature, extent and quality of the services expected to be provided by the Manager under the respective Management Agreements and by the Sub-Adviser under the respective Sub-Advisory Agreements.

Management fees, expense ratios and profitability

The Boards reviewed and considered the proposed contractual management fee (“Contractual Management Fee”) payable by the Feeder Fund to the Manager (the “Feeder Fund Contractual Management Fee”) under the Feeder Fund Management Agreement and the Contractual Management Fee payable by the Master Fund under the Master Fund Management Agreement (the “Master Fund Contractual Management Fee”) in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Sub-Adviser to the Feeder Fund and the Master Fund, respectively. The Feeder Fund Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 1.10% of the Feeder Fund’s average monthly managed assets. The Feeder Fund Board noted management’s belief that the nature of the master-feeder structure requires the Board to examine the combined services provided by the Manager to the Feeder Fund and the Master Fund in order to evaluate the Feeder Fund Contractual Management Fee and did so in reliance on such belief. The Manager also noted that for its services under the Master Fund Management Agreement, it would receive the Master Fund Contractual Management Fee. The Master Fund Contractual Fee is an annual fee, payable monthly, in an amount equal to 1.10% of the Master Fund’s average monthly managed assets. The Manager noted that the Sub-Adviser would receive a sub-advisory fee (the “Master Fund Contractual Sub-Advisory Fee”) pursuant to the Master Fund Sub-Advisory Agreement. The Master Fund Contractual Sub-Advisory Fee is an annual fee, payable monthly, in an amount equal to 1.00% of the Master Fund’s average monthly managed assets. Under the terms of the Feeder Fund Management Agreement, to the extent that the Feeder Fund invests all or substantially all of its assets in another registered investment company for which the Manager (or an affiliate of the Manager) serves as investment adviser, such as the Master

14	Permal Hedge Strategies Fund II

Fund, the Feeder Fund Contractual Management Fee will be reduced by the aggregate management fees allocated to the Feeder Fund for its then current fiscal year. As a result of the proposed master-feeder structure, the Manager does not receive a Feeder Fund Contractual Management Fee for its services under the Feeder Fund Management Agreement. With regard to the Master Fund, the Boards noted that the Manager, and not the Master Fund, is responsible for payment of the Contractual Management Fee and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses to be incurred by the Feeder Fund indirectly as a result of its investment in the Master Fund or the fees and expenses to be incurred by the Master Fund. The Boards also noted that the Manager will provide the Funds with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Funds by other fund service providers, including the Sub-Adviser.

The Boards received and considered information comparing the Feeder Fund Contractual Management Fee and the Master Fund Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Boards noted that during periods when the Feeder Fund and/or Master Fund uses financial leverage, the Contractual Management Fee paid to the Manager by such Fund will be higher than if the Fund did not use financial leverage, because the Contractual Management Fee for each Fund is calculated as a percentage of the Fund’s managed assets, including those investments purchased using leverage. The Boards considered that the Master Fund’s shareholders, including the Feeder Fund, will pay advisory fees at two levels. In this regard, the Master Fund’s shareholders will pay advisory fees directly through the fees charged by the Manager and indirectly through fees charged by Portfolio Funds in which the Master Fund invests. The Boards obtained confirmation from the Manager that the fees and expenses of the Funds are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of each of the Feeder Fund and Master Fund and the costs of organization of each of the Funds. The Manager informed the Boards that the Feeder Fund will indirectly pay a share of operating expenses and performance-based incentive fees of Portfolio Funds, including management fees, administration fees, professional fees, incentive fees and other operating expenses. Portfolio Funds also incur trading expenses, including interest and dividend expenses, which are a by-product of leveraging or hedging activities by the Portfolio Funds. Fees and expenses of Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. The Manager stated that these indirect fees and expenses represent the Feeder Fund’s cost of investing in Portfolio Funds through the Master Fund and are in addition to the Feeder Fund’s direct fees and expenses. The Manager reported that it would enter into an expense limitation agreement with the Feeder Fund whereby it would agree to waive and/or reimburse the Feeder Fund’s expenses to the extent necessary to ensure that the Feeder Fund’s total annual operating expenses will not exceed 2.65% (excluding interest expense, fees and expenses, including portfolio

Permal Hedge Strategies Fund II	15

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management incentives or performance allocations and fees attributable to Portfolio Funds and extraordinary expenses), provided, however, that the Manager will be permitted to recapture amounts foregone or reimbursed within three years after the year in which the Manager earned the fee or incurred the expense if the Feeder Fund’s total annual operating expenses have fallen to a level below the 2.65% limit. The expense limitation agreement for the Feeder Fund will remain in effect through at least December 31, 2014. As a newly-organized fund, the Feeder Fund Board noted that neither the Feeder Fund nor Master Fund had historical profitability information available for the Boards to consider at the time of the Organizational Meetings, but the Boards received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to each of the Feeder Fund and Master Fund, and the Master Fund Board received and reviewed with the Manager pro forma information regarding the profitability to the Manager of its services to the Master Fund. The profitability to the Sub-Adviser was not considered to be a material factor in the Boards’ considerations since the Sub-Adviser does not receive a fee for its sub-advisory services to the Feeder Fund and the Master Fund Contractual Management Fee is paid by the Manager. Under the circumstances, the Boards concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations because of its speculative nature.

Economies of scale

The Manager stated that as the assets of the Funds increase over time, the Funds and their shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Boards noted that the Manager, in the Contractual Management Fees, incorporated no breakpoints to reflect the potential for reducing the Contractual Management Fees as assets grow. The Feeder Fund Board noted that the Feeder Fund Contractual Management Fee would be reduced by the aggregate management fees allocated to the Feeder Fund by the Master Fund for its current fiscal year and that the Feeder Fund, as a result, will not pay any Feeder Fund Contractual Management Fee to the Manager. The Feeder Fund Board considered that as newly-organized funds, there was uncertainty regarding the ability of the Feeder Fund and Master Fund to attract assets and the rate of asset growth that will be achieved. The Master Fund Board considered the uncertainty as to the ability of the Master Fund to attract assets from the Feeder Fund and any other feeder funds and the rate of asset growth that will be achieved. In light of these uncertainties, the Boards concluded that the Contractual Management Fees are appropriate at this time.

Taking all of the above into consideration, the Boards determined that the Contractual Management Fees were reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management and Sub-Advisory Agreements, respectively.

16	Permal Hedge Strategies Fund II

Other benefits to the manager

The Boards considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with each of the Feeder Fund and Master Fund. In light of the expected costs of providing investment management and other services to each of the Feeder Fund and Master Fund and the Manager’s commitment to each of the Feeder Fund and Master Fund, the other ancillary benefits that the Manager and its affiliates expect to receive in respect of either or both such funds were not considered excessive.

Based on their discussions and considerations, including those described above, the Boards, including their Independent Trustees, approved each of the Management and Sub-Advisory Agreements.

No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve any of the Management Agreements or Sub-Advisory Agreements.

Permal Hedge Strategies Fund II	17

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of Permal Hedge Strategies Fund II (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

18	Permal Hedge Strategies Fund II

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o Permal Hedge Strategies Fund, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

Permal Hedge Strategies Fund II	19

Schedule of investments (unaudited)

September 30, 2013

Permal Hedge Strategies Portfolio

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)(h)*	$179,272		$194,536	0.74%
H Offshore Fund, Ltd. (b)(d)*	650,000		988,460	3.82
OZ Overseas Fund II, Ltd. (b)*	1,200,000		1,415,430	5.47
Third Point Offshore Fund, Ltd. (b)(f)*	900,000		1,195,061	4.61
Trian Partners, Ltd (b)*	500,000		561,534	2.17
York Investment, Ltd. (b)*	1,100,000		1,265,158	4.88
Total Event Driven	4,529,272		5,620,179	21.69
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)(i)*	48,556		43,444	0.16
Canyon Balanced Fund (Cayman), Ltd. (b)(d)*	1,200,000		1,539,564	5.94
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,400,000		1,313,354	5.07
JAE Credit Fund Ltd. (a)*	1,150,000		1,223,955	4.73
New Generation Turnaround Fund, Ltd. (a)(g)*	600,000		721,722	2.80
Paulson Credit Opportunities L.P. (b)(d)*	721,346		841,332	3.25
River Birch International Ltd (b)(d)*	900,000		931,249	3.60
Stone Lion Fund, Ltd. (b)(d)*	650,000		789,839	3.06
York Credit Opportunities Unit Trust (b)*	800,000		990,407	3.82
Total Fixed Income Hedge	7,469,902		8,394,866	32.43
Fixed Income Long — Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000		653,953	2.53
LibreMax Offshore Fund, Ltd. (b)(d)*	1,315,000		1,407,869	5.43
Monarch Debt Recovery Fund, Ltd. (c)(e)*	1,100,000		1,373,651	5.30
Thoroughbred Offshore Fund, Ltd. (c)(e)*	1,080,214		1,371,398	5.30
Total Fixed Income Long — Developed Markets	3,995,214		4,806,871	18.56
Fixed Income Long — Emerging Markets
Contrarian Emerging Markets Offshore, Ltd. (b)*	900,000		989,438	3.82
Emerging Market Currency Fund (b)(d)*	350,000		413,482	1.59
Total Fixed Income Long — Emerging Markets	1,250,000		1,402,920	5.41
Macro
Blue Trend Fund, Ltd. (a)*	650,000		555,373	2.14
Caxton Global Investments, Ltd. (b)*	850,000		973,846	3.77
Explorer Global Fund, Ltd. (b)(d)*	500,000		599,370	2.31
London Select Fund, Ltd. (a)*	900,000		972,734	3.76
Moore Macro Managers Fund, Ltd. (b)*	900,000		941,202	3.63
The Tudor BVI Global Fund, Ltd. (b)*	1,000,000		1,117,845	4.32
Total Macro	4,800,000		5,160,370	19.93
Total Investments in Portfolio Funds	$22,044,388	#	25,385,206	98.02
Other Assets Less Liabilities			513,671	1.98
Net Assets			$25,898,877	100.00%

See Notes to Financial Statements.

20	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Permal Hedge Strategies Portfolio

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	Subject to a minimum lock-up period.

(f)	$111,021 of this investment is subject to a minimum lock-up period.

(g)	$100,707 of this investment is subject to a minimum lock-up period.

(h)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(i)

Permal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, Permal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

September 30, 2013

Assets
Investments in Portfolio Funds, at fair value (Cost — $22,044,388)	$25,385,206
Cash	416,645
Redemptions receivable from Portfolio Funds	231,067
Deferred offering expenses	5,367
Total Assets	26,038,285

Liabilities
Professional fees payable	87,217
Management fee payable	23,762
Trustees’ fees payable	1,468
Accrued expenses	26,961
Total Liabilities	139,408
Total Net Assets	$25,898,877

Represented by:
Paid-in-Capital	$25,898,877

See Notes to Financial Statements.

22	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended September 30, 2013†

Investment Income
Income	$2,732
Total Investment Income	2,732

Fund Expenses
Investment management fee (Note 2)	91,965
Professional fees	87,668
Administration fees	51,317
Organizational fees (Note 1)	15,837
Trustees’ fees	1,468
Offering expenses (Note 1)	1,342
Custodian Fees	710
Miscellaneous expenses	5,664
Total Operating Expenses	255,971
Less: Fee waivers and /or expense reimbursements (Note 2)	(21,746)
Net Expenses	234,225
Net Investment Loss	(231,493)
Net Realized Loss from Investments in Portfolio Funds	(5,222)
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	163,167
Net Decrease in Net Assets from Operations	$(73,548)

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	23

Statement of changes in net assets (unaudited)

For the Period Ended September 30, 2013†

Operations:
Net investment loss	$(231,493)
Net realized loss from investments in Portfolio Funds	(5,222)
Net change in unrealized appreciation from investments in Portfolio Funds	163,167
Net Increase in Net Assets From Operations	(73,548)

Capital Transactions:
In-kind capital subscription	24,491,020
Proceeds from contributions	14,685,171
Value of withdrawals	(13,203,766)
Increase in Net Assets From Capital Transactions	25,972,425
Increase in Net Assets	25,898,877

Net Assets
Beginning of period	—
End of period	$25,898,877

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

24	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Statement of cash flows (unaudited)

For the Period Ended September 30, 2013†

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$(73,548)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Portfolio Funds	(1,323,198)
Proceeds from the disposition of investments in Portfolio Funds	355,890
Net realized loss on investments in Portfolio Funds	5,222
Net change in unrealized appreciation from investments in Portfolio Funds	(163,167)
Increase in deferred offering expenses	(5,367)
Increase in professional fees payable	87,217
Increase in management fee payable	23,762
Increase in trustees’ fees payable	1,468
Increase in accrued expenses	26,961
Net Cash Used in Operating Activities	(1,064,760)

Cash Provided by Financing Activities
Proceeds from contributions	14,685,171
Value of withdrawals	(13,203,766)
Net Cash Provided by Financing Activities	1,481,405

Cash
Net increase in cash	416,645
Cash at beginning of period	—
Cash at end of period	$416,645

Supplemental Non-Cash Information
In-kind capital subscription	$24,491,020

†	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

See Notes to Financial Statements.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	25

Financial highlights (unaudited)

For the period ended September 30:
2013[1]

Net assets, end of period (000)	$25,899
Total return[2]	(0.33)%[3]

Ratios to average net assets
Gross expenses[4,5]	3.06%
Net expenses[4,5,6]	2.80%
Net investment loss[4]	(2.77)%

Portfolio turnover	1%

[1]	For the period June 12, 2013 (commencement of operations) to September 30, 2013.

[2]

Where applicable, total investment returns exclude the effects of any sales charges. Permal Hedge Strategies Portfolio is a closed-end fund, the Shares of which are offered to the feeder funds. No secondary market for Permal Hedge Strategies Portfolio’s shares exists. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. The total return for periods less than one year have not been annualized.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which Permal Hedge Strategies Portfolio invests.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On June 12, 2013, Permal Hedge Strategies Fund I transferred substantially all of its assets to the Master Fund in return for an interest in the Master Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC. (“Permal”), the Master Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Master Fund in valuing its own investments.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At September 30, 2013, $194,536 or 0.7% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of September 30, 2013.

28	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•

Level 2 — other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Master Fund has the ability to fully redeem at net asset value as of the measurement date or within the near term)

•

Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Master Fund does not have the ability to fully redeem at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used in valuing the Master Fund’s investments carried at fair value:

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Portfolio Funds
Event driven	—	$5,314,622	$305,557	$5,620,179
Fixed income hedge	—	7,619,715	775,150	8,394,866
Fixed income long — developed markets	—	2,061,822	2,745,050	4,806,872
Fixed income long — emerging markets	—	1,402,920	—	1,402,920
Macro	—	5,160,370	—	5,160,370
Total investments in Portfolio Funds	—	$21,559,449	$3,825,757	$25,385,206

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Total
Balance, as of June 12, 2013†	$290,823	$274,488	$2,663,937	$3,229,248
Realized gain (loss)	25	(644)	—	(619)
Change in unrealized appreciation/(depreciation)[1]	21,135	(6,761)	81,113	95,487
Purchases	—	100,000	—	100,000
Sales	(6,426)	(12,599)	—	(19,025)
Transfers into Level 3[2]	—	420,666	—	420,666
Balance, as of September 30, 2013	$305,557	775,150	$2,745,050	$3,825,757
Net change in unrealized appreciation (depreciation) for investments in Portfolio Funds still held at September 30, 2013[1]	$21,135	(6,761)	$81,113	$95,487

The Master Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

†	On June 12, 2013, the investments in the Permal Hedge Strategies Fund (currently Permal Hedge Strategies Fund I) were transferred to Permal Hedge Strategies Portfolio.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the Master Fund not having the ability to fully redeem at net asset value as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of September 30, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of September 30, 2013.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 19% are classified as Level 3 investments due to redemptions subject to a minimum lock-up period. A Portfolio Fund representing approximately 4% in this strategy is classified as Level 3 due to gated redemptions at the investor account level. A Portfolio Fund representing approximately 1% is classified as a Level 3 investment because the Portfolio Fund is in liquidation. The remaining approximately 76% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or

30	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. A portion of a Portfolio Fund representing approximately 2% in this strategy is classified as a Level 3 investment due to a minimum lock-up period. A Portfolio Fund representing approximately 3% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 95% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 60 day notice period. All of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Master Fund as of September 30, 2013. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments indicated that the Master Fund’s proportionate share of any investments held by a Portfolio Fund did not exceed 5% of the net assets of the Master Fund.

(b) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions and investment income. The Master Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Master Fund transactions are determined by use of the average cost method. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Master Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d) Compensating balance arrangements. The Master Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Master Fund’s cash on deposit with the bank.

32	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

(e) Method of allocation. Net investment income of the Master Fund is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Master Fund (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Master Fund are allocated to the Holders in a manner such that the net asset values per share of each Holder, after each such allocation, is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(f) Income taxes. The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required. It is intended that the Master Fund’s assets will be managed so an investor in the Master Fund can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Master Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Organization and offering costs. Organization costs of $15,837, which have been incurred through September 30, 2013, were expensed by the Master Fund and will be reimbursed by the manager. Offering expenses of $6,709 have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Master Fund’s investment manager and Permal is the Master Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

During the period ended September 30, 2013, LMPFA waived fees and/or reimbursed expenses of $21,746.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

At September 30, 2013, the Master Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2017	$21,746

LMPFA provides administrative and certain oversight services to the Master Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Master Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Master Fund’s average monthly managed assets.

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Master Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

All officers and one Trustee of the Master Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Master Fund.

3. Investments

During the period June 12, 2013 (commencement of operations) to September 30, 2013, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$2,300,000
Sales	540,391

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,527,204
Gross unrealized depreciation	(186,386)
Net unrealized appreciation	$3,340,818

4. Derivative instruments and hedging activities

U.S GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period June 12, 2013 (commencement of operations) to September 30, 2013, the Master Fund did not invest in any derivative instruments.

5. Financial Instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

34	Permal Hedge Strategies Portfolio 2013 Semi-Annual Report

6. Redemption penalty

The Master Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. During the period June 12, 2013 (commencement of operations) to September 30, 2013, the Master Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Master Fund based on events which have not yet occurred. However, based on experience, the Master Fund believes the risk of loss from these arrangements to be remote.

8. Subsequent events

Management has evaluated the impact of all subsequent events on the Master Fund through the date financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Recent accounting pronouncement

The Master Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210)—Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Permal Hedge Strategies Portfolio 2013 Semi-Annual Report	35

Commodity exchange act regulation exclusion — No action relief (unaudited)

The Master Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Master Fund, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Master Fund under the CEA. As a result, the Master Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the Master Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Master Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Master Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Master Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Master Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Master Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the Master Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Master Fund’s investment in other investment vehicles, including investment companies that are not managed by the Master Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The manager has filed the required notice to claim this no-action relief.

36	Permal Hedge Strategies Portfolio

Board approval of management and subadvisory agreements (unaudited)

Permal Hedge Strategies Portfolio

At an in-person meeting of the Board of Trustees (the “Board”) of the Permal Hedge Strategies Portfolio (the “Fund”) on May 16 and 17, 2013 (the “Organizational Meeting”), the Board of the Fund received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch the Fund as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is the “master fund” in a master-feeder structure. The Fund employs a “fund-of-hedge funds” investment program pursuant to which the Fund primarily invests in underlying private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”). The Board of the Fund considered a proposal from Legg Mason Partners Fund Advisor, LLC (the “Manager”) to launch the Fund and approved initially for a two-year period a management agreement (“Management Agreement”) between the Fund and the Manager and a sub-advisory agreement (“Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Manager and Permal Asset Management LLC (the “Sub-Adviser”). The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides sub-advisory services to the Fund pursuant to the Sub-Advisory Agreement. The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason. Members of the Board who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”) were assisted in their reviews of the Agreements by counsel to the Funds and their own independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive session at the Organizational Meeting separate from representatives of the Manager and the Sub-Adviser. At the Organizational Meeting, the Independent Trustees received information from the Manager and the Sub-Adviser relevant to their review of the Agreements. A presentation was made by the Manager and the Sub-Adviser at the Organizational Meeting regarding the Fund and the services to be provided by the Manager and the Sub-Adviser pursuant to the Agreements.

The discussion below covers both investment advisory and administrative functions rendered by the Manager to the Fund, each such function being encompassed by the Management Agreement, and to the investment sub-advisory functions rendered to the Fund by the Sub-Adviser, each such function being encompassed by the Sub-Advisory Agreement.

Nature, extent and quality of the services to be provided to the funds under the agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Sub-Adviser. The Board noted that the Fund is newly organized and had no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in

Permal Hedge Strategies Portfolio	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Sub-Adviser pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Sub-Adviser with the CCO.

As a newly-organized fund, the Fund had no historical performance information available at the time of the Organizational Meeting for the Board to consider in its evaluations of the terms and conditions of the Agreements. The Board reviewed the investment objective and policies of the Fund with the Manager and the Sub-Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board discussed with representatives of the Manager and the Sub-Adviser the Sub-Adviser’s experience and capabilities. Although the Sub-Adviser had limited experience in the management of investment portfolios for investment companies registered under the 1940 Act, the Manager and the Sub-Adviser noted that the Sub-Adviser had both substantial expertise in hedge fund investments and experience investing assets under its management in hedge funds. The Manager noted that the Sub-Adviser is one of the largest fund-of-hedge funds investment firms in the world. The Manager noted further that the Sub-Adviser’s activities in respect of the Fund would be conducted under the supervision and with the support of the Manager. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will supervise the activities of the delegee. Pursuant to this provision, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of the Fund assets is provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement. In addition, the Sub-Adviser under the Sub-Advisory Agreement also will be responsible for due diligence with respect to Portfolio Funds, asset allocation and risk monitoring.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement.

38	Permal Hedge Strategies Portfolio

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 1.10% of the Fund’s average monthly managed assets. The Board noted that the Manager is responsible for payment of a contractual sub-advisory fee (the “Contractual Sub-Advisory Fee,” and together with the Contractual Management Fee, the “Contractual Management Fees”) under the Management Agreement and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board noted that during periods when the Fund uses financial leverage, the Contractual Management Fee paid to the Manager by the Fund will be higher than if the Fund did not use financial leverage, because the Contractual Management Fee is calculated as a percentage of the Fund’s managed assets, including those investments purchased using leverage. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization of the Fund. The Manager noted that Portfolio Funds also incur trading expenses, including interest and dividend expenses, which are a by-product of leveraging or hedging activities by the Portfolio Funds. Fees and expenses of Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. As a newly-organized Fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organizational Meeting, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s consideration since the Contractual Sub-Advisory Fee is paid by the Manager. Under the circumstances, the Board concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations because of its speculative nature.

Economies of scale

The Manager stated that as the assets of the Fund increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund

Permal Hedge Strategies Portfolio	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fees, become a smaller percentage of overall assets. However, the Board noted that the Contractual Management Fees do not incorporate breakpoints to reflect the potential for reducing such Contractual Management Fee as assets grow. The Board considered that, as a newly-organized Fund, there was uncertainty regarding the ability of the Fund to attract assets from feeder funds and the rate of asset growth that will be achieved. In light of these uncertainties, the Board concluded that the Contractual Management Fees are appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Fees were reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive in respect of the Fund were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including its Independent Trustees, approved each of the Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either of the Agreements.

40	Permal Hedge Strategies Portfolio

Permal

Hedge Strategies Fund II

Trustees

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller*

Chairman

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Permal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Permal Asset Management LLC

Custodian and transfer agent

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.
**	Effective February 1, 2013, Ms. Kamerick became a Trustee.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Permal Hedge Strategies Fund II

Permal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) on the Fund’s website at www.permalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Permal Hedge Strategies Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML015995 11/13 SR13-2054

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Fund II

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Permal Hedge Strategies Fund II

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Permal Hedge Strategies Fund II

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Permal Hedge Strategies Fund II

Date:	November 25, 2013